UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 5, 2026
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Based upon additional analysis of recent orders from the Illinois Commerce Commission (“ICC”), disallowance recommendations by interveners relating to unresolved Qualifying Infrastructure Plant (“QIP”) and Uncollectible Expense Adjustment (“UEA”) expense reconciliation dockets, testimony, data requests and other information, our 2025 results are expected to reflect the impact of a $150 million charge related to an increase in reserves.

As a result of the charge, WEC Energy Group, Inc.’s (“WEC”) earnings guidance on a GAAP basis for 2025 is $4.83 to $4.93 per share. Consistent with prior guidance, excluding the impact of the $0.34 per share charge, WEC’s earnings guidance on an adjusted basis (non-GAAP) for 2025 remains at $5.17 to $5.27 per share, with an expectation of reaching the upper end of the range.

WEC has provided earnings per share guidance for 2025 on an adjusted basis as a complement to, and not as an alternative to, earnings per share guidance presented in accordance with GAAP. The reserve increase is not indicative of WEC’s ongoing operating performance. Therefore, WEC believes that the presentation of 2025 earnings guidance on an adjusted basis is relevant and useful to investors to understand its operating performance. Management uses such measures to evaluate WEC’s performance and manage its operations. WEC plans to provide 2025 results during its year-end earnings call, which is currently scheduled for February 5, 2026.

ITEM 7.01 REGULATION FD DISCLOSURE.

Representatives of WEC will be participating in upcoming meetings with investors. Attached as Exhibit 99.1 are the presentation slides to be used at such meetings.

ITEM 8.01 OTHER EVENTS

On January 5, 2026, The Peoples Gas Light and Coke Company and North Shore Gas Company, utility subsidiaries of WEC, filed requests with the ICC to establish new rates starting in 2027. Information regarding the rate case filings has been included on slide 9 of the presentation slides attached as Exhibit 99.1 to this Current Report on Form 8-K. The information on slide 9 of Exhibit 99.1 is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Presentation slides

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based upon management’s current expectations and are subject to risks and uncertainties that could cause our actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these statements. Forward-looking statements include, among other things, statements concerning management’s expectations and projections regarding earnings per share, future results, regulatory decisions, customer impacts and natural gas supply and price forecasts. In some cases, forward-looking statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “guidance,” “intends,” “may,” “objectives,” “plans,” “possible,” “potential,” “projects,” “should,” “targets,” “will” or similar terms or variations of these terms.

Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of rate cases and other regulatory decisions, including rider reconciliations; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; unusual, varying or severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; electrification initiatives, mandates and other efforts to reduce the use of natural gas; the company’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan, including projects related to providing services to data centers and other large-scale customers; terrorist, physical or cyber-security threats or attacks and data security breaches; construction risks; labor disruptions; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or our ability to use certain tax benefits and carryforwards; changes in and uncertainty around federal, state, and local legislation and regulation, including changes in rate-setting policies or procedures and environmental standards, in the enforcement of these laws and regulations and in the interpretation of regulations or permit conditions by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, including as a result of changes to U.S. and foreign government trade policies, or from ongoing, escalating, or expanding regional or international conflicts; the impact from any health crises, including epidemics and pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; the ability of the Company to successfully and/or timely adopt new technologies, including artificial intelligence; changes in accounting standards; the financial performance of the American Transmission Company as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2024, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: January 5, 2026	William J. Guc – Vice President and Controller
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